EXHIBIT 99.1

This presentation contains forward-looking statements and information regarding the future performance and actions of Verdisys that involve risks and uncertainties that could cause actual results and actions to differ materially, including, but not limited to, failure to complete proposed acquisitions, failure to service or refinance debt, failure to complete asset sales, economic conditions, customer demand, increased competition in the relevant market, and others. We refer you to the documents that the Company files from time to time with the Securities and Exchange Commission, such as the Form 10-K, Form 10-Q and Form 8-K reports, which contain additional important factors that could cause actual results to differ from its current expectations and from the forward-looking statements made in this presentation. Forward-Looking Statements

Key Facts Symbol VDYS (OTC:BB) Corporate Headquarters Houston, Texas Public Listing July 2003 - Reverse Merger Stock Price (11/13/03) and 52-Week Range $12.90 || $1.01 to $16.25 Primary and F-D Shares Outstanding 29.2 mm || 32.3 mm Float (shares) 2 mm Market Cap $349 mm Volume (daily 90-day average) 101,000 Cash / Debt (11/04/03) $4 mm || $0 mm Insider Ownership 40% of fully diluted shares Institutional Ownership 4% of fully diluted shares Employees 45

Exclusive North American rights to patented Verdisys Lateral Drilling Services (VLDS) Technology works in both Oil and Gas Wells Technology works in both newly-drilled wells and low-volume or shut-in wells Technology can economically increase hydrocarbon production Potential $20 billion + market opportunity What We Do

Target Market 99% of U.S. natural gas supply produced in N. American Fields Demand growing 2 1/2% per year and supply is depleting Estimated that up to 85% of known reserves in N. America are still in the ground Verdisys Lateral Drilling Services (VLDS) technology can potentially unlock an additional 15-20% Estimated that up to 500,000 low-production or shut-in wells are immediate candidates

Company History Verdisys Lateral Drilling Services (VLDS) invented and patented by Carl Landers A total of 3 patents granted 1995-2000 Landers attempted to improve and commercialize the process 2000-2002 Landers sold technology to a party who didn't perform Early 2003 Landers sold North American rights to Verdisys July 2003 Verdisys merged with a public company

Management/Operating Team Dan Williams - President and CEO Frances Powell - CFO (Former Weatherford CFO) Joe Gasca (Former V.P. Texaco - Mgr. North Sea) Don Hynek - Field Ops. (Former V.P. Texaco) Board Ron Robinson - Chairman of the Board Former President of Texaco Technologies Eric McAfee - Vice Chairman Founded 6 companies/Funded 25 companies John Block - Director Board member of ADM, John Deere, Hormel

Competitive Production Enhancement Options

How It Works Ultra-high water pressure drilling process Drills 2" bores up to 700 feet laterally from existing well bores Turns from vertical to horizontal within 12 inches inside existing well shaft Bores are drilled using stainless steel or flexible tubing Tubing is removed after each bore is drilled

Process Schematic

Lateral Drilling - Plan View Field Outline

Existing Truck Mounted Unit

Patented Cutting Nozzle

Process Can Access Untapped Reservoirs

Historical Production Increases Historical Production Increases

Current Production Increases Currently drilling gas fields in Monroe, LA Have drilled 35 wells in the last 90 days Formerly shut-in wells (zero production) are averaging over 100,000 cu. ft. per day Several examples of 1,000% increases

Business Model Base price is $65,000 per well plus 70% participation Includes up to 4 laterals Additional laterals $3750.00 each Typically includes over 50% of the back-end production royalties after drilling $130,000 + per well Includes up to 4 laterals No back-end production royalties $80,000 per well plus 50% participation Verdisys receives 90% of cash flow until $80,000 drilling cost is received 50% thereafter

Metrics Number of Drilling Rigs in Service Currently have 6 rigs in service Cost approx. $170k to manufacture from standard oilfield services components Goal is 7 by year-end 2003 and 15 by year-end 2004 Each rig requires a 3-man crew Number of wells drilled per rig Wells can be drilled in 2-3 days Goal is 10 wells per month per rig

Landers R&D Anadarko Burlington Resources EOG Resources 300 Wells drilled Verdisys Early Adopters Energy 2000 NGC, Inc. Drum Operating Co. Natural Gas Systems Major Energy Companies EOG Resources Customer Traction

Corporate Goals Additional management from oilfield services industry Listing on a major exchange New customer wins from within the oil/gas industry Rolling out and staffing a fleet of new drilling rigs

Verdisys Projected Revenues Assumes $65,000 per well in revenue Assumes no back-end royalty revenue 4Q03 1Q04 2Q04 3Q04 4Q04 FY04 FY05 Rigs at beg. of period 3.5 7 8 9 10 10 26 Wells/Rig/Month 5 5 5 5 5 Wells Drilled 53 105 120 135 150 510 1,512 Drilling Revenue $3,445 $6,825 $7,800 $8,775 $9,750 $33,150 $98,280 All figures in $000s